UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 23, 2007

Date of Report (Date of earliest event reported)

ResMed Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15317	98-0152841
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14040 Danielson Street

Poway, California 92064-6857

(Address of Principal Executive Offices) (Zip Code)

(858) 746-2400

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 23, 2007, the Board of Directors of ResMed Inc. (the “Company”) adopted and approved the Third Amended and Restated Bylaws (the “Amended Bylaws”) of the Company. The Amended Bylaws took effect immediately upon approval by the Board of Directors and will apply to director nominations and other business to be brought before the Company’s 2007 Annual Meeting of Stockholders.

The Amended Bylaws contain a new provision at Section 13 (“Notice of Stockholder Business and Nominations”) of Article I (“Meetings of Stockholders”). Section 13 of Article I generally provides that for a stockholder’s director nomination or other business to be properly brought before an annual meeting, the stockholder must have given timely notice thereof to the Secretary of the Company and such other business must otherwise be a proper matter for stockholder action. In addition, Section 13 of Article I sets forth the information that must be included in any stockholder notice.

To be timely a stockholder’s notice must be delivered to the Secretary of the Company not later than the close of business on the 70th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting (provided, however, that in the event that the date of the annual meeting is more than 20 days before or more than 70 days after such anniversary date, notice by the stockholder must be delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 70th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company). For such notice to be considered timely for the 2007 Annual Meeting of Stockholders, such notice must be delivered to the Secretary of the Company between August 11, 2007 and August 31, 2007. A similar timeline has also been adopted for special meetings of stockholders where directors will be elected.

The foregoing description is qualified by reference to the full text of the Amended Bylaws attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibits:	Description of Document
3.1	Third Amended and Restated Bylaws of ResMed Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2007	RESMED INC.

	By:	/s/ David Pendarvis
	Name:	David Pendarvis
	Its:	Global General Counsel, Sr. Vice President Organizational Development, and Corporate Secretary

EXHIBIT INDEX

Exhibits:	Description of Document
3.1	Third Amended and Restated Bylaws of ResMed Inc.